CSMC 06-2

Group 3

Pay rules

1.

Pay the Nas priority amount to the 3N1 until retired

2.

Pay according to the aggregate PAC pro-rata to the 3P1-3P7 until retired

3.

Pay the 5A1 until retired

4.

Pay disregarding the aggregate PAC pro-rata to the 3P1-3P7 until retired

5.

Pay the 3L1 until retired

6.

Pay the 3N1 until retired

Notes

Pricing Speed = 100ppc (8 CPR to 20 CPR over 12 months, 20 CPR thereafter)

Notional

5A2 = 5A1 balance

Nas Bonds = 3N1 standard 60 months lockout (apply shift to both sched and prepays)

Nas Priority Amount = Balance of 3N1/Total Non-PO Balance

Floater Bonds:

5A1 – 0 day delay, 1ML + 0.70%, 6.00% Cap, 0.70% Floor, Initial Libor – 4.56%

Inverse IO Bonds:

5A2 – 0 day delay, 5.3% - 1ML, 5.3% Cap, 0% Floor, Initial Libor – 4.56%

Settlement: 2/28/06